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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): August 31, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)

ITEM 9.  REGULATION FD DISCLOSURE

     This filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: price of oil and gas and their effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.
Readers should consider all of these risk factors as well as other information contained in this report.

     On September 4, 2001, Bruce A. Streeter, President and COO of the Company, will make a public presentation at the Lehman Brothers CEO Energy Conference in New York. The presentation will focus on a review of the growth of the Company over the last decade and the significant events which have resulted in such growth. He will highlight the acquisitions and events which have occurred in 2001 and disclose the estimated relative contribution of each of the events to the estimated doubling of earnings per share from 2001E to 2004E (Slide 4).
The nine vessel newbuild program will be highlighted with the estimated earnings per share contribution from the vessels and earnings before interest, taxes and depreciation (EBITDA) also disclosed (Slide 12). This information was based on assumptions regarding dayrates (average of trailing twelve months at April 30, 2001 for the newbuild vessel estimates) and utilization consistent with current market conditions. There is no assurance that these conditions will prevail in the forecasted periods. Updates to the forward contract cover for the Company's owned fleet for 2001 and 2002 will also be presented (Slide 20 & 21).

     The following slides make up the complete presentation excluding introductory matters. In providing this information, the Company is not claiming or confirming that the delivery schedule of the newbuild vessels will be achieved or that the estimated earnings per share or EBITDA contributions will in fact be achieved.

     The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

     The information included pursuant to this Item 9 shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933.

                               Slide #1

                           Company Overview
                 ($ in millions except per share amounts)

Shares Outstanding         8,199,137
Current Market Cap            $289.0
Long Term Debt                $173.8
Working Capital               $ 27.2
EPS:
   1999A                      $ 0.22
   2000A                      $ 0.65*
First Call Est.:
   2001E                      $ 2.51
   2002E                      $ 3.83


*Excludes gain on sale of assets.


                               Slide #2

                            Fleet Summary

                    North    Southeast             West
                     Sea       Asia      Brazil   Africa    Total
                    -----    ---------   ------   ------    -----
PSVs                   24            1        1        2       28
AHTS                    2           10        1        1       14
SPVs                    6            1        1        0        8
                    -----    ---------   ------   ------    -----
Total                  32           12        3        3       50
                    -----    ---------   ------   ------    -----
Owned                  22           12        2        1       37
                    -----    ---------   ------   ------    -----
Avg. Age (Years)     11.3         18.8     13.9       NM     14.5


                               Slide #3

                     Measured Growth for Last Decade

             Vessels                               Event
             -------        --------------------------------------------------
1990          11            Lehman Brothers' Investment
1992          15            BP Shipping Acquisition
1994          20
1996          23            Maritime Pte. Acquisition
1998          42            UT755 New Build Design, Highland Spirit, Brovig
                            Acquisition, Bender New Builds
2000          47            New Build Program
2001          50            Clear Seas Acquisition, Tonnage Tax Election,
                            Patriot Acquisition, Sea Truck Acquisition
2003	        54



                               Slide #4

                        Income Per Share Growth
                            2001E - 2004E

                                2001    2002    2003    2004
                                -----   -----   -----   -----
1st Call Base Line (1/1/01)     $1.50   $1.50   $1.50   $1.50
Estimated Impact of:
  Newbuild Program                .15     .75    1.75    2.75
  Day Rate/Utilization            .46     .79     .79     .79
  Sea Truck Acquisition           .20     .45     .45     .45
  H. Patriot Acquisition          .16     .18     .18     .18
  Clear Seas Acquisition          .04     .16     .17     .18
                                -----   -----   -----   -----
Revised Estimate                $2.51   $3.83   $4.84   $5.85


                               Slide #5

                        Positive Services Outlook
                     % Increase in E&P Expenditures

                       Global    International
                       ------    -------------
2000A                  15.0%               6.0%
2001E 12/00 Survey     19.1%              19.0%
2001E 06/01 Survey     23.4%              24.4%


- Cash Flows Drive E&P Expenditures
- Half of the Companies Project 10+% Increases in 2002

Source: Lehman Brothers' Equity Research.


                               Slide #6

                   Business Strategy - Near Term

- Focus on Customer Needs, Deepwater and Project Requirements
- Replace Bareboat Chartered Vessels with Owned Vessels Having Specs in Demand by Customers
- Increase Term Contract Cover
- Maximize Benefit from "Profit Share" and "Vessel Pools"
- Acquire Vessels with Immediate/Sustained Earnings
- Identify Specialized Diversification Situations Yielding High Rates of Return


                               Slide #7

                          Clear Seas Acquisition

- 2 Special Purpose/Multi-Role Vessels Acquired
- Cost of GBP6.0 Million ($8.7 Million)
- 1 Year Charter Extension of 6 Year Relationship - BHP
- Annual Income Contribution = $0.14 - $0.16
- 2.8 Year Payback
- Additional Equipment Enhances Market Niche

                               Slide #8

                      Summary - Recent Acquisitions

                                Sea Truck      H. Patriot
                              -------------   -------------
Number of Vessels                   5               1
Average Length of Charter*      25 Months       33 Months
Purchase Price                $61.8 Million   $6.9 Million
Annual Net Income Per
  Share Contribution          $0.40 - $0.50   $0.16 - $0.20
Project Payback(Unleveraged)     6.5 Yrs.       2.0 Yrs.
Annual EBITDA                 $9.4 Million    $3.4 Million


*Includes Options

                               Slide #9

                      New Build Program Summary

- 9 Latest Design & Widely Accepted Vessels
  - 6 PSVs: 2 - UT 745 and 4 - UT 755/L
  - 3 UT 722 L AHTS
- $184.0 Million Cost - 100% Hedged
- Staggered Delivery
  - 3Q2001 through 4Q2003
- $35 MM Incremental EBITDA on a Trailing 12 Month Rate
- Highland Fortress Contracted for 2 Years

                               Slide #10

                 New Build Program - Construction Timeline

                      Start     Delivery
                      Date        Date
                     ------     --------
UT 755 L 133 HF      06/00      07/01
UT 745 138           11/00      02/02
UT 745 134 HN        02/01      03/02
UT 755 094           09/01      10/02
UT 722 - L 139       10/01      12/02
UT 755 - L 095       02/02      03/03
UT 755 096           05/02      06/03
UT 722 - L 140       06/02      09/03
UT 722 - L 141       09/02      12/03


                               Slide #11

                      New Build Expenditures
                          $ in Millions

Year     Qtr. 1   Qtr. 2   Qtr. 3   Qtr. 4   Total
----     ------   ------   ------   ------   -----
2001        3.8      7.8     11.7      3.0    26.3
2002       34.1      1.5      2.2     36.3    74.1
2003       13.8     12.6     24.2     24.2    74.8
                                             -----
Total                                        175.2
                                             -----

                               Slide #12

             New Build Program - Estimated Annual EBITDA/EPS

                       Delivery     Annualized    Annualized EPS
     Vessels             Date       EBITDA(*)     Contribution(*)
------------------    ----------    ----------    ---------------
H. Fortress (PSV)       7/12/01        $   3.4           $  0.25
H. Navigator (PSV)    1st Q 2002       $   3.0           $  0.24
UT 745 (PSV)          1st Q 2002       $   3.0           $  0.24
UT 755 (PSV)          3rd Q 2002       $   2.7           $  0.21
UT 722L (AHTS)        4th Q 2002       $   5.8           $  0.46
UT 755L (PSV)         1st Q 2003       $   2.7           $  0.21
UT 755 (PSV)          2nd Q 2004       $   2.7           $  0.22
UT 722L (AHTS)        3rd Q 2004       $   5.8           $  0.46
UT 722L (AHTS)        4th Q 2004       $   5.8           $  0.46
                                    ----------    ---------------
Total                                  $  34.9           $  2.75


*Assumes 95% and 80% Utilization for PSV's & AHTS Respectively and Trailing 12
 Mo. Avg. Day Rates (4/01) applied to 2004

                               Slide #13

                            Newbuild Vessel
                        Competitive Advantage

- Timing
- Cost
- Market Presence
- Cash Flows

                               Slide #14

                     Worldwide Vessel Activity by Region
                   (PSVs > 2,200 dwt & AHTS > 10,000 bhp)

                 March '01     March '00
                 ---------     ---------
North Sea             50%           58%
Far East              13%           13%
S. America            13%           12%
N. America            10%            9%
Africa                10%            6%
Med. Sea               4%            2%

Total Vessels        267           263



                               Slide #15

                        North Sea Dynamics
       Current Newbuild Cycle More Attractive than Prior Cycle

                                                  Vessel
Period          North Sea     Non-North Sea     Deliveries
---------       ---------     -------------     ----------
1996-1999            78%             22%             95
2001-2003            57%             43%             61


















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

                              Slide #16

                        Regional Comparisons

                       North      Southeast               West
                        Sea          Asia      Brazil    Africa
                      -------     ---------    ------    ------
Total Vessels
  (Owned Vessels)     30 (22)      12 (12)      3 (2)     3 (1)
PSVs                    24           1           2         2
Utilization Rate
  1H 2000               86%          58%         96%     N Sea
  1H 2001               96%          85%         94%     N Sea
Average Day Rate
  1H 2000             $ 8,838     $  3,866     $7,869    N Sea
  1H 2001             $10,069     $  4,321     $9,425    N Sea
EBITDA Contribution*    80%          15%          5%     N Sea


*Approximate amounts.


                               Slide #17

                      Consistent Fleet Utilization

                 North        Southeast
                  Sea           Asia
                 -----        ---------
1995             96.4%         80.5%
1996             95.1%         77.5%
1997             96.5%         75.2%
1998             98.6%         83.5%
1999             88.2%         62.9%
2000             92.8%         67.2%
2001 1H          95.7%         85.2%

Goal             95.0%         85.0%


                               Slide #18

                        Historical Financial Data

                                                         1st Half
                 1996    1997    1998*   1999    2000*    2001**
                 -----   -----   -----   -----   -----   --------
EBITDA           $14.0   $22.4   $46.4   $24.9   $30.7   $  20.6
Net Income       $ 3.6   $ 8.2   $18.9   $ 1.9   $ 5.4   $   7.9
Shares O/S         6.8     7.4     8.3     8.3     8.3       8.4
E.P.S.           $0.54   $1.11   $2.29   $0.22   $0.65   $  0.94
First Call:
  3rd Quarter                                            $  0.77
  Total Year                                             $  2.51


* Excludes gain on sale of vessels.
**Excludes deferred tax recapture.

                               Slide #19

                         Operating Leverage

- New Vessel Deliveries
- Increase in Day Rates:
  - $100 Per Day in North Sea = $0.09 Per Share*
  - $100 Per Day in SEA/Brazil = $0.02 Per Share
- Low Capex/Maintenance Requirements - ($4.0-$5.0 Million/Year)
- Consolidating Markets/Additional Acquisitions

*Exchange rate of GBP=$1.40.

                               Slide #20

                        Contract Cover - Last Half 2001

    Region*          Firm       Including Options
---------------      -----      -----------------
North Sea            89.7%             92.0%
Southeast Asia       67.3%             67.3%
Brazil               73.4%             80.8%
  All Vessels        81.8%             83.8%


*Excludes sub-charters and pooling arrangements.

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

                               Slide #21

                        Contract Cover - 2002

    Region*          Firm       Including Options
---------------      -----      -----------------
North Sea            47.0%             80.1%
Southeast Asia       10.2%             17.0%
Brazil                0.0%              6.2%
  All Vessels        32.8%             56.2%


*Excludes sub-charters and pooling arrangements.


                               Slide #22

                        Financial Policies

- Minimize Currency Exposure
- Elect into Tonnage Tax Regimes
- Hedge New Build Program
- Balance Charter Portfolio
- Minimize Credit Risk


                               Slide #23

                                Summary

- Premier World Fleet of Technologically Advanced Vessels
- Minimum Maintenance Capital Expenditures
- Dependable Vessels with High Utilization Rates
- Efficient Multi-use Vessels with Work Roles In/Out of Oil Service

- Premium Day Rates
- Strong Forward Contract Cover
- Powerful Upside Exposure
- Doubling of Income Per Share Within 3 Years











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

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GulfMark Offshore, Inc.


                                        By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Edward A. Guthrie
                                            Executive Vice President and
                                            Chief Financial Officer
Date: August 31, 2001







































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